Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
23.	Commitments and contingencies

(a) Content fee

The Group has entered into non-cancelable agreements for the use of contents owned by certain content providers.

As of December 31, 2019, future minimum payments with respect to these agreements consist of the following:

	RMB	US$ (Note 2(e))
Years Ending December 31,
2020	162,994,545	23,412,701
2021	66,730,220	9,585,196
2022	—	—

(b) Capital and other commitments

As of December 31, 2019, future minimum payments under non-cancellable capital expenditure of the following:

	RMB	US$ (Note 2(e))
Years Ending December 31,
2020	53,808,767	7,729,146
2021	448,000	64,351

(c) Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. In relation to such matters, the Company currently believes that there are no existing claims or proceedings that are likely to have a material adverse effect on its financial position, results of operations or cash flows, within the next twelve months, or the outcome of these matters is currently not determinable. There are many uncertainties associated with any litigation, and these actions or other third-party claims against the Company may cause the Company to incur costly litigation and/or substantial settlement charges. If any of those events were to occur, the Company's business, financial condition, results of operations, and cash flows could be adversely affected. The actual liability in any such matters may be materially different from the Company's estimates, which could result in the need to adjust the liability and record additional expenses.

Shanghai Jifen was named as the defendant in a lawsuit filed in the People’s Court of Jiading District in Shanghai in December 2019 on contractual dispute regarding certain advertising placement agreement between Shanghai Jifen and the plaintiff, Shanghai Wenji Culture Communications Co., Ltd. At the request of the plaintiff, the court issued a preliminary order to freeze the assets of Shanghai Jifen. Accordingly, RMB18.5 million (US$2.6 million) of cash was frozen and recorded as restricted cash as of December 31, 2019.

The plaintiff withdrew the original lawsuit and filed it again in the Shanghai No.2 Intermediate People’s Court on January 20, 2020, and sought a total payment of RMB103.2 million (US$14.9 million). As a result of this withdrawal, the RMB18.5 million restricted cash has been unfrozen as of the date of this annual report. However, at the request of the plaintiff, Shanghai No. 2 Intermediate People’s Court adopted preservation measures to freeze certain amount of Shanghai Jifen’s deposit and the equity interest held by Shanghai Jifen in several of its subsidiaries.

The Company has recorded the related marketing expenses under the agreement in our financial statements for fiscal year 2019, and believe we have meritorious defenses to the plaintiff’s claim. No loss contingency was accrued as of December 31, 2019, since it is not probable that a liability has been incurred and the amount of loss cannot be reasonably estimated. The Company is also involved in another immaterial litigation matter which resulted in an additional RMB9.4 million (US$1.4 million) of cash being frozen and recorded as restricted cash as of December 31, 2019. No loss contingency was accrued as of December 31, 2019, since it is not probable that a liability has been incurred related to that litigation matter and the top end of the range of loss is not material.